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                       SECURITIES AND EXCHANGE COMMISSION

                                  UNITED STATES

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)  November 3, 2004
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                             HENNESSY ADVISORS, INC.
                             -----------------------

             (Exact name of registrant as specified in its charter)


         California                     000-49872                68-0176227
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(State or other jurisdiction           Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


       750 Grant Avenue, Suite 100                                94945
            Novato, California                                    -----
 (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number including area code:  (415) 899-1555
                                                            --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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ITEM 5.05         AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR
                  WAIVER OF A PROVISION OF THE CODE OF ETHICS

         On November 3, 2004, the Company's Board of Directors adopted an enhanced Code of Ethics. The enhanced Code took effect on November 17, 2004. It differs from the Company's prior Code because: it includes specific "standards of conduct" that must be adhered to by all Officers, Directors and Employees of the Company; and it requires that all Directors, Officers and Employees of the Company acknowledge their receipt of the Code and report any violations of the Code.





ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

14.1              Code of Ethics


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         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HENNESSY ADVISORS, INC.
                                        (registrant)



December 9, 2004                        By:   /s/ Neil J. Hennessy
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                                              Neil J. Hennessy
                                              President






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